UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2011

Item 1. Report to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

ANNUAL REPORT
JUNE 30, 2011

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

27	The Olstein Strategic
Opportunities Fund

48	Combined Notes to
Financial Statements

59	Report of Independent
Registered Public Accounting Firm

60	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

13	Expense Example

15	Schedule of Investments

20	Statement of Assets
and Liabilities

22	Statement of Operations

23	Statements of Changes
in Net Assets

24	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

THE IMPORTANCE OF A LONG-TERM OUTLOOK

Dear Shareholders:

For the fiscal year ended June 30, 2011, Class C shares of the Olstein All Cap Value Fund appreciated 26.61% (prior to deduction of CDSC for shares held for less than 1 year).  During the same twelve month period the S&P 500® Index appreciated 30.69% and the Russell 3000® Index appreciated 32.37%.

MARKET OUTLOOK AND OUR STRATEGY

Several related economic stories that have unfolded over the past year continue to cast a long shadow over the near-term outlook for U.S. equities.  While the prospective collapse of individual economies within the Euro-zone has dominated headlines for the first half of the year, the growing debate about the best approach for addressing the U.S. deficit and slowdown in U.S. economic growth has unnerved equity markets since the close of the Fund’s fiscal year.  Although the global economy remains beleaguered by serious structural problems primarily rooted in the debt build-up that triggered the financial markets crisis of 2008, at this stage of the global and U.S. economic recovery we believe investors can find some relief and opportunities in greatly improved corporate financial performance.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/11, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 2.27%, 0.48%, and 25.61%, respectively.  Per the Fund’s 10/31/10 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

Corporate balance sheets have improved significantly since the start of the Great Recession, particularly through the accumulation of sizeable cash positions and decreased leverage.  Not only are cash flow yields and earnings yields considerably higher than current government bond yields it is also important to note that the companies and business models behind these yields have growth rates attached to them. Furthermore, many company management teams have proven themselves to be shrewd allocators of capital during the downturn and recovery.  While the macroeconomic outlook remains clouded, investors should seek the opportunities presented by strong companies, with stable or growing free-cash-flow generating business that effectively utilize capital to generate long term value for shareholders.

PORTFOLIO AND PERFORMANCE REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to current economic conditions, and how they have managed their assets to deliver future earnings to investors.  Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value. We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent bear market as the economic recovery eventually accelerates.

At June 30, 2011, the Olstein All Cap Value Fund portfolio consisted of 76 holdings with an average weighted market capitalization of $48.01 billion. During the reporting period, the Fund initiated positions in 16 companies and strategically added to positions in 8 companies.  Over the same time period, the Fund eliminated its holdings in 17 companies and strategically decreased its holdings in another 15 companies. Positions initiated during the past fiscal year include: Adobe Systems, Analog Devices, Ascena Retail Group, Avery Dennison, ConocoPhillips, Delta Air Lines, Entegris, Genuine Parts Co., International Game Technology, Jones Lang LaSalle, JP Morgan Chase & Co., Newell Rubbermaid, Nike, Oshkosh Truck Corp., Rockwell Collins, and Whirlpool Corp. Positions eliminated during the past fiscal year include:  Brinker International, Burger King Holdings, Charles River Laboratories, Collective Brands, Commscope, Fidelity National Financial, Hewitt Associates, Hewlett Packard, Hospira, Jones Apparel Group, Korn/Ferry International, Molson Coors Brewing Co., NCR Corp., Novellus Systems, Pall Corp., RadioShack Corp., and Teradata Corp.

Our Laggards

Laggards during the fiscal year included Charles River Laboratories, Cisco Systems, RadioShack, Oshkosh Corporation, and Delta Air Lines.  During the

THE OLSTEIN ALL CAP VALUE FUND

course of the fiscal year the Fund eliminated its holdings in Charles River Laboratories and RadioShack. As of the close of the fiscal year the Fund continued to hold Cisco Systems, Oshkosh Corporation and Delta Air Lines.  The Fund’s positions in Oshkosh Corporation and Delta Air Lines were initiated during the course of the fiscal year, while Cisco is a long term holding in the Fund.

Although Cisco’s common stock has performed negatively versus the overall market since the fourth quarter of 2010, we believe the company is at the center of macro trends driving increased bandwidth usage over time.  Cisco’s products center on supplying networks, corporations and consumers with technology that meets the increasing need for more data at faster speeds.  We believe the company has positioned itself for long-term growth by investing in technologies of the future, like telepresence, the data center, cloud, computing and video delivery.  These technologies are not only set to grow, but we expect that they will also drive increased demand for Cisco’s core products – switches and routers so that the content deliverers can handle the increase in demand for bandwidth.  There have been bumps along the road with respect to growth, margins and competition, but we believe that over the long-term Cisco will continue to execute effectively and develop new products that help drive secular growth.

Our Leaders

Stocks which contributed positively to our performance in fiscal year 2011 include Hewitt Associates, Korn/Ferry International, Commscope, Timken Co., and Agilent Technologies.  It is important to note that during the fiscal year, the Fund benefitted from acquisition offers for both Hewitt Associates and Commscope at a substantial premium to average trading prices immediately preceding announcement of each acquisition.  During the first quarter of 2011 the Fund eliminated its position in Korn/Ferry International as the company’s stock reached our valuation levels.  As of the close of the fiscal year the Fund continues to hold Timken Co. and Agilent Technologies.

THE IMPORTANCE OF A LONG-TERM OUTLOOK

Throughout the Fund’s history and especially during the sharp market downturn of 2008 and 2009, we have consistently extolled the importance of investor patience and maintaining an investment outlook that does not react to the daily flow of good or bad news. As investors consider the current investment landscape with falling consumer sentiment, rising commodities prices, persistent unemployment, and a near term outlook for slower U.S. economic growth, it is important that we repeat the virtues of investor patience and a mindset that looks beyond the news and noise.  Values are often generated by short-term negativity surrounding the general market and/or the economy,

THE OLSTEIN ALL CAP VALUE FUND

short-lived factors affecting the industry in which the company operates or temporary issues affecting the company itself.  When the negativity turns out to be related to short-term factors, patience is usually rewarded. During the first six months of 2011 alone, both the general and business media have emphasized a series of disasters and crises that have, in the short term, weakened investor confidence and rattled equity markets.  Natural disasters, such as the earthquake and devastating tsunami in Japan, or rampant flooding and record-setting tornado activity throughout much of the southern United States, combined with political unrest in the Middle East and potential economic failures including the European debt crisis and the recent downgrade of U.S. sovereign debt, have greatly increased investor anxiety regarding equity investing. In addition, when investors consider downward revisions of U.S. GDP growth during the first half of the year combined with a near-term outlook for slower economic growth, we believe that the level of pessimism affecting equity markets could remain for a few months.  However we are using this period to invest in companies that we believe are selling at prices that not only more than discounts the current negativity but pays little attention to the company’s cash generating potential we envision over the next 2-3 years.

INVESTING IN COMPANIES, NOT IN THE MARKET

What investors usually overlook when caught up in the steady stream of bad news and constant predictions of falling equity prices is that bad news and market pessimism often create unique opportunities to buy quality companies with strong fundamentals at very compelling prices. As value investors, we believe that a long-term perspective, especially in an environment that is maniacally focused on short-term news and events, is critical to identifying and properly analyzing those investment opportunities that many other investors neglect or fail to see.

In our experience, pessimism about the direction of the overall market often blinds an investor to the future appreciation potential of companies with sustainable competitive advantage, discernible balance sheet strength, and management teams that emphasize decisions based on cost of capital calculations and deployment of free cash flow to create shareholder value.  Companies with such characteristics are not only poised to overcome temporary valuation gaps created by market volatility, but are usually in a position to achieve greater capital appreciation as overall economic growth accelerates.

While the global economic outlook may be enough to cloud an investor’s outlook, we believe the investment landscape is not all gloom and doom.  More than three years on from the onset of the Great Recession, company balance sheets are in excellent shape with many companies flush with cash and holding little to no (or rapidly decreasing) debt loads.  While many investors may

THE OLSTEIN ALL CAP VALUE FUND

rely on GDP forecasts when making allocation and investment decisions, we believe over-reliance on macroeconomic predictions is often misguided. Though we believe investors are wise to be wary of risk, we also believe that instead of making equity investment decisions based on market sentiment, investors should focus on opportunities for meaningful capital appreciation presented by individual companies.

We believe that although the overall market can be basically flat, we are in an environment in which there are many individual opportunities that can offer investors the potential for above average appreciation.  In this regard we believe that the most important metrics for identifying superior investment opportunities in an uncertain market is a company’s ability to generate sustainable free cash flow. Although there may be lower GDP growth going forward, companies with strong balance sheets that have not only weathered the recession well, but have also demonstrated profitable revenue growth and an ability to allocate capital wisely during the economic recovery have the potential to outperform in a slow growth environment.

SOME FINAL THOUGHTS TO CONSIDER

Although we are cognizant of the fact that we could be faced with a period of constrained economic growth over the next year, we must point out that our portfolio primarily consists of fiscally strong, excess-cash-flow companies whose business, in our opinion, are primed to provide suitable returns whether or not the rebound is modest or accelerated. We believe the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic values.  We believe our long-term horizon, when combined with our emphasis on a forensic analysis of financial statements should increase the probability of achieving the Fund’s investment objective of long-term capital appreciation as the economic recovery continues to unfold and eventually accelerates.

We continue to invest our money alongside yours; value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chief Investment Officer	Co-Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions – see “Details”)

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	9/30/03	33,797
9/30/95	10,010	12/31/03	38,853
12/31/95	10,261	3/31/04	40,870
3/31/96	10,882	6/30/04	41,297
6/30/96	11,462	9/30/04	39,043
9/30/96	11,713	12/31/04	43,146
12/31/96	12,760	3/31/05	42,640
3/31/97	13,327	6/30/05	42,302
6/30/97	14,602	9/30/05	43,749
9/30/97	17,250	12/31/05	44,350
12/31/97	17,205	3/31/06	46,566
3/31/98	19,851	6/30/06	44,242
6/30/98	18,468	9/30/06	46,836
9/30/98	15,499	12/31/06	50,755
12/31/98	19,788	3/31/07	51,862
3/31/99	20,717	6/30/07	55,536
6/30/99	25,365	9/30/07	53,029
9/30/99	23,675	12/31/07	49,012
12/31/99	26,692	3/31/08	42,447
3/31/00	28,170	6/30/08	40,189
6/30/00	28,899	9/30/08	38,452
9/30/00	30,596	12/31/08	27,545
12/31/00	30,142	3/31/09	24,767
3/31/01	30,207	6/30/09	30,102
6/30/01	36,192	9/30/09	35,648
9/30/01	28,213	12/31/09	37,741
12/31/01	35,340	3/31/10	40,392
3/31/02	38,259	6/30/10	35,788
6/30/02	33,797	9/30/10	39,695
9/30/02	25,870	12/31/10	43,845
12/31/02	28,529	3/31/11	45,276
3/31/03	26,226	6/30/11	45,310
6/30/03	31,448

Details
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/11, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 2.27%,

THE OLSTEIN ALL CAP VALUE FUND

0.48%, and 25.61%, respectively.  Per the Fund’s 10/31/10 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Value stocks can continue to be undervalued by the market for long periods of time.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market. Investors cannot actually make investments in either index.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 15.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

Not FDIC insured / Not bank-guaranteed / May lose value.

Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/11.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

	Average Annual Total Return
	1 Year	5 Year	10 Year	15 Year	Inception(4)
Olstein All Cap Value – Class C(1)	25.61%	0.48%	2.27%	9.60%	10.05%
Russell 3000® Index(2)	32.37%	3.35%	3.44%	6.77%	7.42%
S&P 500® Index(3)	30.69%	2.94%	2.72%	6.50%	7.23%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1995.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/11.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

	Average Annual Total Return
	1 Year	5 Year	10 Year	Inception(4)
Olstein All Cap Value – Adviser Class(1)	27.60%	1.24%	3.05%	6.11%
Russell 3000® Index(2)	32.37%	3.35%	3.44%	2.84%
S&P 500® Index(3)	30.69%	2.94%	2.72%	1.91%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1999.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of June 30, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 – June 30, 2011.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 – 6/30/11
Actual
Class C	$1,000.00	$1,033.40	$11.60
Adviser Class	$1,000.00	$1,037.60	$7.83

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.39	$11.48
Adviser Class	$1,000.00	$1,017.11	$7.75

*
Expenses are equal to the Fund’s annualized expense ratio of 2.30% and 1.55% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2011

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2011

COMMON STOCKS – 95.8%

AEROSPACE & DEFENSE – 0.8%	Shares	Value
Rockwell Collins, Inc.	76,000	$4,688,440

AIR FREIGHT & LOGISTICS – 0.8%
FedEx Corp.	53,000	5,027,050

AIRLINES – 1.1%
Delta Air Lines, Inc. (a)	710,000	6,510,700

APPLIANCES – 1.5%
Whirlpool Corporation	110,000	8,945,200

AUTO COMPONENTS – 0.6%
Genuine Parts Company	67,000	3,644,800

AUTO MANUFACTURERS – 1.6%
Oshkosh Corporation (a)	337,000	9,752,780

BEVERAGES – 4.2%
The Coca-Cola Company	93,000	6,257,970
Constellation Brands, Inc. – Class A (a)	414,000	8,619,480
Dr Pepper Snapple Group, Inc.	265,000	11,111,450
		25,988,900
BIOTECHNOLOGY – 1.5%
Life Technologies Corporation (a)	175,000	9,112,250

CAPITAL MARKETS – 5.4%
BlackRock, Inc.	40,000	7,672,400
The Charles Schwab Corporation	470,000	7,731,500
Legg Mason, Inc.	340,000	11,138,400
Morgan Stanley	275,000	6,327,750
		32,870,050
CHEMICALS – 1.9%
E. I. du Pont de Nemours & Company	209,000	11,296,450

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.8% – continued
COMMERCIAL SERVICES & SUPPLIES – 3.3%	Shares	Value
Avery Dennison Corporation	244,000	$9,425,720
Cintas	140,000	4,624,200
MasterCard, Inc. – Class A	20,000	6,026,800
		20,076,720
COMMUNICATIONS EQUIPMENT – 1.5%
Cisco Systems, Inc.	597,000	9,319,170

COMPUTERS & PERIPHERALS – 2.8%
Apple Inc. (a)	28,000	9,398,760
International Business Machines Corporation (IBM)	44,000	7,548,200
		16,946,960
CONSUMER FINANCE – 2.8%
American Express Company	172,000	8,892,400
Equifax, Inc.	245,000	8,506,400
		17,398,800
CONTAINERS & PACKAGING – 2.1%
Sealed Air Corporation	274,000	6,518,460
Sonoco Products Company	178,000	6,326,120
		12,844,580
DIVERSIFIED FINANCIAL SERVICES – 2.9%
AllianceBernstein Holding LP	578,000	11,236,320
JPMorgan Chase & Co.	158,000	6,468,520
		17,704,840
ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.5%
Agilent Technologies, Inc. (a)	59,000	3,015,490
Thermo Fisher Scientific, Inc. (a)	98,000	6,310,220
		9,325,710
HEALTH CARE EQUIPMENT & SUPPLIES – 9.2%
Baxter International Inc.	127,000	7,580,630
Becton, Dickinson and Company	110,000	9,478,700
CareFusion Corporation (a)	270,000	7,335,900
Covidien PLC (b)	146,000	7,771,580
DENTSPLY International Inc.	160,000	6,092,800

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.8% – continued
HEALTH CARE EQUIPMENT & SUPPLIES – 9.2% – continued	Shares	Value
Stryker Corporation	152,000	$8,920,880
Zimmer Holdings, Inc. (a)	141,000	8,911,200
		56,091,690
HEALTH CARE PRODUCTS – 1.0%
Johnson & Johnson	91,000	6,053,320

HEALTH CARE PROVIDERS & SERVICES – 1.7%
Henry Schein, Inc. (a)	65,000	4,653,350
Quest Diagnostics Incorporated	97,000	5,732,700
		10,386,050
HOTELS, RESTAURANTS & LEISURE – 1.4%
International Game Technology	496,300	8,724,954

HOUSEHOLD DURABLES – 2.8%
Harman International Industries, Incorporated	243,000	11,073,510
Newell Rubbermaid Inc.	390,000	6,154,200
		17,227,710
HOUSEHOLD PRODUCTS – 2.0%
Kimberly-Clark Corporation	97,000	6,456,320
The Procter & Gamble Company	95,000	6,039,150
		12,495,470
INDUSTRIAL CONGLOMERATES – 3.8%
3M Co.	66,000	6,260,100
Teleflex Incorporated	151,000	9,220,060
Tyco International Ltd. (b)	160,000	7,908,800
		23,388,960
INSURANCE – 3.1%
The Chubb Corporation	104,000	6,511,440
Hanover Insurance Group Inc.	163,000	6,146,730
W. R. Berkley Corporation	195,000	6,325,800
		18,983,970
IT SERVICES – 1.0%
Accenture PLC – Class A (b)	105,000	6,344,100

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.8% – continued
MACHINERY – 3.4%	Shares	Value
Cummins Inc.	51,000	$5,277,990
Ingersoll-Rand PLC – Class A (b)	185,000	8,400,850
The Timken Company	147,000	7,408,800
		21,087,640
MANAGEMENT CONSULTING SERVICES – 1.5%
ABB Limited – ADR (b)	354,000	9,186,300

MEDIA – 1.3%
The Walt Disney Company	209,500	8,178,880

MULTILINE RETAIL – 2.0%
Macy’s, Inc.	425,000	12,427,000

OFFICE ELECTRONICS – 2.2%
Xerox Corporation	1,283,000	13,356,030

OIL & GAS – 2.6%
ConocoPhillips	90,000	6,767,100
Exxon Mobil Corporation	113,000	9,195,940
		15,963,040
REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.1%
Jones Lang LaSalle, Incorporated	73,000	6,883,900

RESTAURANTS – 2.7%
McDonald’s Corporation	85,000	7,167,200
Ruby Tuesday, Inc. (a)	880,000	9,486,400
		16,653,600
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 5.0%
Analog Devices, Inc.	125,000	4,892,500
Entegris Inc. (a)	450,000	4,554,000
Intel Corporation	675,000	14,958,000
Teradyne, Inc. (a)	435,000	6,438,000
		30,842,500
SOFTWARE – 3.2%
Adobe Systems Incorporated (a)	190,000	5,975,500

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.8% – continued
SOFTWARE – 3.2% – continued	Shares	Value
Microsoft Corporation	520,000	$13,520,000
		19,495,500
SPECIALTY RETAIL – 7.9%
Ascena Retail Group, Inc. (a)	193,500	6,588,675
Bed Bath & Beyond, Inc. (a)	145,000	8,463,650
The Home Depot, Inc.	249,000	9,018,780
Lowe’s Companies, Inc.	385,000	8,974,350
PetSmart, Inc.	193,700	8,788,169
The TJX Companies, Inc.	125,000	6,566,250
		48,399,874
TEXTILES, APPAREL & LUXURY GOODS – 0.6%
NIKE, Inc. – Class B	40,000	3,599,200

TOTAL COMMON STOCKS (Cost $505,406,022)		587,223,088

SHORT-TERM INVESTMENTS – 3.8%

MONEY MARKET FUNDS (c) – 3.8%
Fidelity Institutional Money Market Portfolio – Class I, 0.13%	16,910,587	16,910,587
The Liquid Assets Portfolio – Institutional Shares, 0.00%	6,509,276	6,509,276
TOTAL SHORT-TERM INVESTMENTS (Cost $23,419,863)		23,419,863

TOTAL INVESTMENTS – 99.6%
(Cost $528,825,885)		610,642,951
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		2,700,844
TOTAL NET ASSETS – 100.0%		$613,343,795

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2011

Assets:
Investments, at value
(cost $528,825,885)	$610,642,951
Cash	21,600
Receivable for securities sold	4,888,199
Receivable for capital shares sold	305,253
Dividends and interest receivable	574,959
Other assets	19,146
Total Assets	$616,452,108

Liabilities:
Payable for securities purchased	273,429
Payable for capital shares redeemed	554,780
Distribution expense payable	1,233,744
Payable to Investment Manager (See Note 5)	491,901
Payable to Trustees	39,112
Accrued expenses and other liabilities	515,347
Total Liabilities	3,108,313
Net Assets	$613,343,795

Net Assets Consist of:
Capital stock	$781,779,149
Accumulated net realized loss on investments sold	(250,252,420)
Net unrealized appreciation on investments	81,817,066
Total Net Assets	$613,343,795

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$548,301,057
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	42,193,403
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$12.99

ADVISER CLASS:
Net Assets	$65,042,738
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,450,878
Net asset value, offering and redemption price per share	$14.61

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2011
Investment Income:
Dividend income (net of foreign taxes withheld of $4,400)	$8,538,526
Interest income	42,104
Total investment income	8,580,630

Expenses:
Investment management fee (See Note 5)	6,036,574
Distribution expense – Class C (See Note 6)	5,417,179
Distribution expense – Adviser Class (See Note 6)	154,849
Shareholder servicing and accounting costs	759,206
Administration fee	385,845
Professional fees	213,606
Trustees’ fees and expenses	144,181
Federal and state registration	67,674
Reports to shareholders	64,465
Custody fees	52,027
Other	80,795
Total expenses	13,376,401
Net investment loss	(4,795,771)

Realized and Unrealized Gain on Investments:
Realized gain on investments	76,319,273
Change in unrealized appreciation/depreciation on investments	68,120,048
Net realized and unrealized gain on investments	144,439,321
Net Increase in Net Assets Resulting from Operations	$139,643,550

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010
Operations:
Net investment loss	$(4,795,771)	$(4,521,832)
Net realized gain on investments	76,319,273	61,388,336
Change in unrealized appreciation/depreciation on investments	68,120,048	48,768,151
Net increase in net assets resulting from operations	139,643,550	105,634,655

Net decrease in net assets from
Fund share transactions (Note 7)	(68,518,547)	(101,502,342)

Total Increase in Net Assets	71,125,003	4,132,313

Net Assets:
Beginning of period	542,218,792	538,086,479
End of period	$613,343,795	$542,218,792
* Including undistributed net investment income of:	$—	$23,941

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007
Net Asset Value – Beginning of Period	$10.26	$8.63	$11.57	$19.05	$16.37
Investment Operations:
Net investment loss(1)	(0.11)	(0.09)	(0.04)	(0.10)	(0.13)
Net realized and unrealized
gain (loss) on investments	2.84	1.72	(2.86)	(4.55)	4.18
Total from investment operations	2.73	1.63	(2.90)	(4.65)	4.05
Distributions from net realized
gain on investments	—	—	(0.04)	(2.83)	(1.37)
Net Asset Value – End of Period	$12.99	$10.26	$8.63	$11.57	$19.05

Total Return‡	26.61%	18.89%	(25.10)%	(27.63)%	25.53%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.29%	2.31%	2.33%	2.23%	2.19%
Net investment loss	(0.87)%	(0.82)%	(0.41)%	(0.67)%	(0.73)%
Portfolio turnover rate(2)	39.28%	47.90%	103.79%	98.00%	79.57%
Net assets at end of period (000 omitted)	$548,301	$488,580	$478,527	$860,438	$1,508,138

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007
Net Asset Value – Beginning of Period	$11.45	$9.56	$12.72	$20.49	$17.39
Investment Operations:
Net investment income (loss)(1)	(0.02)	(0.01)	0.03	0.01	0.00 (2)
Net realized and unrealized
gain (loss) on investments	3.18	1.90	(3.15)	(4.95)	4.47
Total from investment operations	3.16	1.89	(3.12)	(4.94)	4.47
Distributions from net realized
gain on investments	—	—	(0.04)	(2.83)	(1.37)
Net Asset Value – End of Period	$14.61	$11.45	$9.56	$12.72	$20.49

Total Return	27.60%	19.77%	(24.56)%	(27.06)%	26.48%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.54%	1.56%	1.58%	1.48%	1.44%
Net investment income (loss)	(0.12)%	(0.07)%	0.34%	0.08%	0.02%
Portfolio turnover rate(3)	39.28%	47.90%	103.79%	98.00%	79.57%
Net assets at end of period (000 omitted)	$65,043	$53,639	$59,559	$154,059	$304,952

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

28	Letter to Shareholders

37	Expense Example

39	Schedule of Investments

42	Statement of Assets
and Liabilities

44	Statement of Operations

45	Statements of Changes
in Net Assets

46	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2011, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund increased 37.57%, compared to a return of 39.28% for the Russell 2500™ Index and a return of 30.69% for the S&P 500® Index over the same time period.

MARKET OUTLOOK

While the potential collapse of individual European economies has dominated headlines during the first half of the year, the growing U.S. deficit and slowdown in economic growth has unnerved equity markets since the close of the Fund’s fiscal year, exposing deep investor concerns regarding the strength of the recovery and renewing fears of a possible double-dip recession. Although we do not believe that the double-dip recession scenario will unfold, we recognize that a more stable economic recovery requires resolution of sovereign debt crises, a significant reduction in high levels of unemployment and improved price stability in the U.S. housing market.

Even though the global economy remains beleaguered by serious structural problems primarily rooted in the debt build-up that triggered the financial markets crisis of 2008, at this stage of the economic recovery we believe investors

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 06/30/11 for the three-year period, one-year period and since inception date of 11/01/06 assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was 10.24%, 29.99%, and 2.47%  respectively.  Per the Fund’s 10/31/10 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.31% and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

can find some relief and opportunities in greatly improved corporate financial performance. Corporate balance sheets have improved significantly since the start of the Great Recession, particularly through decreased debt loads and the accumulation of sizeable cash positions.  Not only are cash flow yields and earnings yields considerably higher than current government bond yields it is also important to keep in mind that the companies and business models behind these yields also have growth rates attached to them. Furthermore, many company management teams have proven themselves to be shrewd allocators of capital during the downturn and recovery.  Even though the macroeconomic outlook remains clouded, we believe that the Fund’s portfolio consists of strong companies with stable or growing free cash flow that are effectively  utilizing capital to generate long term shareholder value.

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2011, the Fund’s portfolio consisted of 38 holdings with an average weighted market capitalization of $3.43 billion.  Throughout the fiscal year ended June 30, 2011, we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility, while at the same time, capitalizing on that volatility to take advantage of compelling buying opportunities in what we believe are well-run, well-capitalized companies selling at significant discounts to our determination of their intrinsic value.

During the fiscal year, the Fund initiated positions in thirteen companies and strategically added to established positions in nine companies.  Positions initiated during the reporting period include: Ascena Retail Group, CareFusion Corp., CTS Corp., Dorman Products, DSW, Inc., Ferro Corp., Hillenbrand Inc., Measurement Specialties Inc., Oshkosh Corp., Rocky Brands, Schweitzer-Mauduit International, Inc., Steinway Musical Instruments, Inc., and Team Inc.

Over the same time period, the Fund eliminated its holdings in fourteen companies and strategically reduced its holdings in another four companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels or where changing conditions or new information resulted, in our opinion, in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  Positions eliminated during the fiscal year include: Brinker International, Burger King Holdings, Charles River Laboratories, Collective Brands, Inc., Commscope Inc., Conmed Corporation, Cracker Barrel Old Country Store, Fidelity National Financial, Hewitt Associates, Jack in the Box, Inc., Jones Apparel Group, Medical Action Industries, Middleby Corp., and RadioShack.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

In an exceptional occurrence during the course of the fiscal year, the Fund initiated and eliminated its positions in Korn/Ferry International and 99 Cents Only Stores at material profits over relatively short periods of time.  The Fund initiated its position in Korn/Ferry in August 2010 at a price of $14.03 per share and sold out of the position in December 2010 at an average price of $23.16 per share. The Fund initiated its position in 99 Cents Only Stores in late-November 2010 and continued to build its position until early February 2011 at an average price per share of $15.93.  The Fund liquidated its position in 99 Cents Only Stores on March 11, 2011 at an average price of $19.60 per share following announcement of a bid to acquire the company by Los Angeles-based private equity firm Leonard Green & Partners. Additionally, during the reporting period the Fund benefitted from acquisition offers for both Hewitt Associates and Commscope at substantial premiums to average trading prices immediately preceding announcement of each acquisition.

Our Laggards

The biggest detractors from performance during the fiscal year include: specialty footwear and apparel manufacturer, Rocky Brands, Inc.; consumer electronics retailer, RadioShack; disposable medical products manufacturer and supplier, Medical Action Industries Inc.; electronics components and sensor manufacturer, CTS Corp.; and access equipment and specialty vehicle manufacturer, Oshkosh Corporation.  During the course of the fiscal year the Fund eliminated its holdings in Medical Action Industries, CTS Corp., and RadioShack. As of the close of the fiscal year the Fund continued to hold Rocky Brands and Oshkosh Corporation.

Our Leaders

Notable gainers in the Fund’s portfolio during the reporting period, include: specialty footwear retailer, DSW Inc.; supplier and servicer for the semiconductor manufacturing process, Entegris, Inc.; machine tools and accessories manufacturer, Timken Co.; automotive replacement part designer and manufacturer, Dorman Products; and specialty footwear and apparel retailer, Finish Line Inc.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2011, the Fund was invested in eight activist situations, which represented approximately 24% of the Fund’s equity investments and two of its top ten holdings.  In general, these situations fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Fund’s activist holdings as of June 30, 2011 include global asset management firm, Legg Mason Inc.; audio products and electronic systems manufacturer, Harman International; business technology and services company, NCR Corp.; document systems and services company, Xerox; tool and equipment manufacturer, Snap-on Inc.; medical technology company, CareFusion, musical instruments manufacturer, Steinway Musical Instruments, and funeral services products company, Hillenbrand, Inc. We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?” Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less) notwithstanding the economic environment. Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start to improve if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

OUTLOOK FOR ACTIVIST INVESTING

Since its November 2006 inception the Fund has maintained a significant commitment to activist situations with an average activist exposure of 27% of total equity investments since inception. The Fund’s activist exposure reached a high of 39% of equity investments during the second quarter of 2008 and a low of 7% of equity investments during the second quarter of 2009 (as the Fund committed its capital to compelling value situations created by the market lows of March 2009 in lieu of longer-term activist situations).

Throughout the remainder of 2011 and into 2012 we will actively seek additional investments for the Fund’s portfolio that fit our approach to activist investing.  The criteria for our activist investments includes companies whose stock prices are significantly below our determination of private market value; companies that may be overcapitalized; companies with strong brands or franchises but suffering the effects of bad strategic decisions; as well as companies with non-core, underutilized, underperforming or non-productive assets. Even though a potential activist investment may be characterized by one of these

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

attributes, we also look for specific financial characteristics that, from our past experience, strongly favor pursuit of an activist agenda.  These financial characteristics include:

•	High cash balances

•	Reliable and steady cash flow combined with low returns on invested capital

•	Questionable merger & acquisition activity

•	Unrelated businesses or divisions which may have more value as stand alone entities

•	Extremely low valuation multiples

•	Consistent earnings underperformance

We expect that as the economic recovery continues to unfold in an uneven and somewhat rocky manner, that equity markets will provide ample opportunities to identify suitable activist situations for the Fund’s portfolio.  Three primary reasons lie behind our expectations: (1) the bumpy road to more “normal” operating conditions should highlight which companies affected by the recession that have the potential to improve their operating results; (2) louder calls for stronger corporate governance from investors and regulatory bodies alike are likely to increase management responsiveness to shareholders, and (3) bearish reactions to every bump on the road to economic recovery should create compelling buying opportunities for deep value and activist investors.

As the economy improves and markets begin to focus on company fundamentals and profits, we expect to see greater emphasis on the value enhancement strategies we favor as an activist investor for those companies that temporarily lag their competitors and peers.  We believe that for the remainder of 2011 and into 2012 as the depths of recession fade into memory, more companies should be receptive to adopting strategic alternatives in order to undertake much-needed turnarounds in order to improve their operating results.

As recession recedes and economic recovery unfolds, we expect equity markets to heighten their focus on company fundamentals and operating performance.  Since time has taught us that patience provides generous opportunities for the diligent investor, we intend to stay the course, invested in companies that, in our opinion, have the financial strength to ride out any remnants of the downturn while offering favorable long-term business prospects.

SOME FINAL THOUGHTS

Economic recoveries are bumpy and we expect that the daily barrage of economic news, however slight, is likely to cause periods of increased market

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

volatility.  We believe the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value.  These valuations gaps should eventually close as market volatility subsides and investors take their minds off the day-to-day news and focus on the fact that such companies are adding to shareholder value over time.

While investors are understandably unsettled by volatility that has recently characterized equity markets, we believe it is important to maintain a mindset that looks beyond daily market moves with an understanding that the market should eventually recognize companies with strong fundamentals, stable cash flow and above-average operating returns. During the second half of 2011 we expect the market to reward companies that have practiced sound capital management, focused their priorities during the prolonged downturn, and continued to deliver high-quality earnings to shareholders.

We continue to invest our money alongside yours, value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a non-diversified, narrowly focused fund

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

may entail greater risks than is normally associated with more widely diversified funds.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the Olstein Funds will achieve their investment objective.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase.

For a complete listing of the Olstein Strategic Opportunities Fund’s portfolio holdings, please see the Schedule of Investments starting on page 39.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

Not FDIC insured / Not bank-guaranteed / May lose value.  Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/11.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

	Average Annual Total Return
	1 Year	Inception+
Olstein Strategic Opportunities – Class A (without load)(1)	37.57%	3.72%
Olstein Strategic Opportunities – Class A (load adjusted)(1)	29.99%	2.47%
Russell 2500® Index(2)	39.28%	4.73%
S&P 500® Index(3)	30.69%	1.41%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/11.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

	Average Annual Total Return
	1 Year	Inception+
Olstein Strategic Opportunities – Class C(1)	35.56%	3.02%
Russell 2500® Index(2)	39.28%	4.73%
S&P 500® Index(3)	30.69%	1.41%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 – June 30, 2011.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 – 6/30/11
Actual
Class A	$1,000.00	$1,029.70	$8.05
Class C	$1,000.00	$1,026.00	$11.80
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	$1,000.00	$1,013.14	$11.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2011

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2011

COMMON STOCKS – 96.1%

AUTO COMPONENTS – 1.7%	Shares	Value
Dorman Products, Inc. (a)	10,000	$395,800

AUTO MANUFACTURERS – 3.6%
Oshkosh Corporation (a)	29,000	839,260

BEVERAGES – 2.5%
Constellation Brands, Inc. – Class A (a)	28,000	582,960

BIOTECHNOLOGY – 2.3%
Life Technologies Corporation (a)	10,000	520,700

BUSINESS SERVICES – 1.4%
Barrett Business Services, Inc.	22,000	315,040

CAPITAL MARKETS – 6.4%
Janus Capital Group Inc.	64,000	604,160
Legg Mason, Inc.	27,000	884,520
		1,488,680
CHEMICALS – 0.3%
Ferro Corporation (a)	5,000	67,200

COMMERCIAL SERVICES & SUPPLIES – 6.3%
Brady Corporation – Class A	14,000	448,840
Cintas	14,000	462,420
Team, Inc. (a)	23,000	554,990
		1,466,250
COMPUTERS & PERIPHERALS – 2.7%
NCR Corporation (a)	33,000	623,370

CONSUMER SERVICES – 2.1%
Hillenbrand, Inc.	21,000	496,650

DIVERSIFIED FINANCIAL SERVICES – 3.5%
AllianceBernstein Holding LP	42,000	816,480

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.1% – continued

ELECTRONIC EQUIPMENT & INSTRUMENTS – 5.5%	Shares	Value
CTS Corporation	57,000	$551,190
Measurement Specialties, Inc. (a)	20,000	714,000
		1,265,190
HEALTH CARE EQUIPMENT & SUPPLIES – 4.0%
CareFusion Corporation (a)	16,000	434,720
DENTSPLY International Inc.	13,000	495,040
		929,760
HOUSEHOLD DURABLES – 5.3%
Harman International Industries, Incorporated	16,000	729,120
Snap-on, Incorporated	8,000	499,840
		1,228,960
INDUSTRIAL CONGLOMERATES – 6.8%
Standex International Corporation	17,000	521,390
Teleflex Incorporated	17,000	1,038,020
		1,559,410
INSURANCE – 1.7%
W. R. Berkley Corporation	12,000	389,280

LEISURE EQUIPMENT & PRODUCTS – 1.9%
Steinway Musical Instruments, Inc. (a)	16,900	434,161

MACHINERY – 4.3%
Columbus McKinnon Corporation (a)	25,000	449,000
The Timken Company	11,000	554,400
		1,003,400
MULTILINE RETAIL – 4.6%
Macy’s, Inc.	36,000	1,052,640

OFFICE ELECTRONICS – 4.2%
Xerox Corporation	93,000	968,130

PAPER & FOREST PRODUCTS – 1.1%
Schweitzer-Mauduit International, Inc.	4,500	252,675

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.1% – continued

RESTAURANTS – 6.0%	Shares	Value
The Cheesecake Factory Incorporated (a)	8,000	$250,960
Ruby Tuesday, Inc. (a)	105,000	1,131,900
		1,382,860
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 10.8%
Entegris Inc. (a)	106,000	1,072,720
Microsemi Corporation (a)	38,000	779,000
Teradyne, Inc. (a)	43,000	636,400
		2,488,120
SPECIALTY RETAIL – 4.7%
Ascena Retail Group, Inc. (a)	15,000	510,750
DSW, Inc. – Class A (a)	5,000	253,050
The Finish Line, Inc. – Class A	15,000	321,000
		1,084,800
TEXTILES, APPAREL & LUXURY GOODS – 2.4%
Rocky Brands, Inc. (a)	45,000	555,300
TOTAL COMMON STOCKS (Cost $19,030,245)		22,207,076

SHORT-TERM INVESTMENTS – 4.3%

MONEY MARKET FUNDS (b) – 4.3%
Fidelity Institutional Money Market Portfolio – Class I, 0.13%	275,709	275,709
The Liquid Assets Portfolio – Institutional Shares, 0.00%	706,283	706,283

TOTAL SHORT-TERM INVESTMENTS (Cost $981,992)		981,992

TOTAL INVESTMENTS – 100.4%
(Cost $20,012,237)		23,189,068
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(91,904)
TOTAL NET ASSETS – 100.0%		$23,097,164

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2011

Assets:
Investments, at value (cost $20,012,237)	$23,189,068
Receivable for securities sold	102,554
Receivable for capital shares sold	10,077
Dividends and interest receivable	13,124
Other assets	10,482
Total Assets	23,325,305

Liabilities:
Payable for securities purchased	121,920
Payable for capital shares redeemed	20,946
Distribution expense payable	25,977
Payable to Investment Manager (See Note 5)	7,589
Payable to Trustees	1,060
Accrued expenses and other liabilities	50,649
Total Liabilities	228,141
Net Assets	$23,097,164

Net Assets Consist of:
Capital stock	$21,847,676
Accumulated net realized loss on investments sold	(1,927,343)
Net unrealized appreciation on investments	3,176,831
Total Net Assets	$23,097,164

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$13,604,003
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,154,124
Net asset value and redemption price per share	$11.79
Maximum offering price per share	$12.48

CLASS C:
Net Assets	$9,493,161
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	830,841
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$11.43

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2011
Investment Income:
Dividend income	$133,665
Interest income	909
Total investment income	134,574

Expenses:
Investment management fee (See Note 5)	193,999
Distribution expense – Class A (See Note 6)	26,711
Distribution expense – Class C (See Note 6)	87,259
Shareholder servicing and accounting costs	60,517
Federal and state registration	34,046
Professional fees	29,284
Administration fee	19,280
Custody fees	5,618
Trustees’ fees and expenses	4,344
Reports to shareholders	3,175
Other	1,873
Total expenses	466,106
Expense reimbursement by Investment Manager (See Note 5)	(90,126)
Net Expenses	375,980
Net investment loss	(241,406)

Realized and Unrealized Gain on Investments:
Realized gain on investments	1,930,426
Change in unrealized appreciation/depreciation on investments	3,766,559
Net realized and unrealized gain on investments	5,696,985
Net Increase in Net Assets Resulting from Operations	$5,455,579

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2011	June 30, 2010
Operations:
Net investment loss	$(241,406)	$(147,802)
Net realized gain on investments	1,930,426	1,778,053
Change in unrealized appreciation/depreciation on investments	3,766,559	578,789
Net increase in net assets resulting from operations	5,455,579	2,209,040

Net increase in net assets from
Fund share transactions (Note 7)	3,487,296	810,509

Total Increase in Net Assets	8,942,875	3,019,549

Net Assets:
Beginning of period	14,154,289	11,134,740
End of period	$23,097,164	$14,154,289

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	Nov. 1,
	Year	Year	Year	Year	2006(1)
	Ended	Ended	Ended	Ended	through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007
Net Asset Value – Beginning of Period	$8.57	$7.08	$8.32	$11.94	$10.00
Investment Operations:
Net investment income (loss)(2)	(0.10)	(0.06)	(0.05)	(0.07)	0.03
Net realized and unrealized
gain (loss) on investments	3.32	1.55	(1.19)	(3.49)	1.91
Total from investment operations	3.22	1.49	(1.24)	(3.56)	1.94
Distributions from:
Net investment income	—	—	—	(0.01)	—
Net realized gain on investments	—	—	—	(0.05)	—
Total distributions	—	—	—	(0.06)	—
Net Asset Value – End of Period	$11.79	$8.57	$7.08	$8.32	$11.94

Total Return‡	37.57%	21.05%	(14.90)%	(29.93)%	19.40	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.06%	2.31%	2.60%	2.17%	3.21	%**
After expense waiver and/or reimbursement	1.60%	1.60%	1.60%	1.60%	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.37)%	(1.37)%	(1.69)%	(1.27)%	(1.15	)%**
After expense waiver and/or reimbursement	(0.91)%	(0.66)%	(0.69)%	(0.70)%	0.46	%**
Portfolio turnover rate(3)	61.37%	69.78%	107.54%	100.57%	19.09%
Net assets at end of period (000 omitted)	$13,604	$7,112	$5,190	$5,943	$8,647

‡	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the		Nov. 1,
	Year	Year	Year	Year		2006(1)
	Ended	Ended	Ended	Ended		through
	June 30,	June 30,	June 30,	June 30,		June 30,
	2011	2010	2009	2008		2007
Net Asset Value – Beginning of Period	$8.37	$6.96	$8.25	$11.92		$10.00
Investment Operations:
Net investment loss(2)	(0.17)	(0.12)	(0.10)	(0.14)		(0.02)
Net realized and unrealized
gain (loss) on investments	3.23	1.53	(1.19)	(3.48)		1.94
Total from investment operations	3.06	1.41	(1.29)	(3.62)		1.92
Distributions from:
Net investment income	—	—	—	(0.00	)(3)	—
Net realized gain on investments	—	—	—	(0.05)		—
Total distributions	—	—	—	(0.05)		—
Net Asset Value – End of Period	$11.43	$8.37	$6.96	$8.25		$11.92

Total Return‡	36.56%	20.26%	(15.64)%	(30.45)%		19.20	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.81%	3.06%	3.35%	2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35%	2.35%	2.35%	2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(2.12)%	(2.12)%	(2.44)%	(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.66)%	(1.41)%	(1.44)%	(1.45)%		(0.29	)%**
Portfolio turnover rate(4)	61.37%	69.78%	107.54%	100.57%		19.09%
Net assets at end of period (000 omitted)	$9,493	$7,042	$5,945	$8,298		$8,021

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Notannualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than (0.005) per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level	1 – Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level
 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level
 3 –  Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$118,856,018	$—	$—	$118,856,018
Consumer Staples	38,484,370	—	—	38,484,370
Energy	15,963,040	—	—	15,963,040
Financials	85,335,160	—	—	85,335,160
Health Care	97,173,590	—	—	97,173,590
Industrials	92,978,130	—	—	92,978,130
Information Technology	105,346,550	—	—	105,346,550
Manufacturing	8,945,200	—	—	8,945,200
Materials	24,141,030	—	—	24,141,030
Total Equity	587,223,088	—	—	587,223,088
Short-Term Investments	23,419,863	—	—	23,419,863
Total Investments in Securities	$610,642,951	$—	$—	$610,642,951

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Opportunities Fund
Equity
Consumer Discretionary	$6,131,331	$—	$—	$6,131,331
Consumer Staples	582,960	—	—	582,960
Financials	2,694,440	—	—	2,694,440
Health Care	2,488,480	—	—	2,488,480
Industrials	4,645,180	—	—	4,645,180
Information Technology	5,344,810	—	—	5,344,810
Materials	319,875	—	—	319,875
Total Equity	22,207,076	—	—	22,207,076
Short-Term Investments	981,992	—	—	981,992
Total Investments in Securities	$23,189,068	$—	$—	$23,189,068

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting

THE OLSTEIN FUNDS

Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In preparing these financial statements, the Trust has evaluated events after June 30, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Accordingly, at June 30, 2011, reclassifications were recorded as follows.

		Strategic
	All Cap Value Fund	Opportunities Fund
Undistributed net investment income	$4,771,830	$241,406
Accumulated gains (losses)	(413,115)	(20,555)
Capital stock	(4,358,715)	(220,851)

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

THE OLSTEIN FUNDS

disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$228,240,145	$315,986,931
Strategic Fund	$14,133,842	$11,593,765

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

		Strategic
	All Cap Value Fund	Opportunities Fund
Cost of Investments	$530,098,761	$20,067,674
Gross unrealized appreciation	$107,957,330	$4,276,436
Gross unrealized depreciation	(27,413,140)	(1,155,042)
Net unrealized appreciation	$80,544,190	$3,121,394
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(248,979,544)	$(1,871,906)
Total accumulated gains (losses)	$(168,435,354)	$1,249,488

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At June 30, 2011, the accumulated capital loss carryforwards were as follows:

		Strategic
	All Cap Value Fund	Opportunities Fund
Expiring in 2017	$90,581,251	$—
Expiring in 2018	158,398,293	1,871,906
Total capital loss carryforwards	$248,979,544	$1,871,906

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended June 30, 2011, the All Cap Value Fund and Strategic Opportunities Fund utilized capital loss carryforwards of $75,079,523 and $1,916,613, respectively.

The Funds made no distributions of ordinary income and long-term capital gains during the year ended June 30, 2011 and year ended June 30, 2010.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning

THE OLSTEIN FUNDS

after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2008 through June 30, 2011. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of June 30, 2011.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
InvestmentManagement Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the year ended June 30, 2011, the All Cap Value Fund incurred investment management fees of $6,036,574, with $491,901 payable to the Investment Manager as of June 30, 2011.  For the same period, the Strategic Fund incurred management fees of $193,999, with $7,589 net payable to the Investment Manager as of June 30, 2011. The investment

THE OLSTEIN FUNDS

manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2011 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2012	$108,501
2013	100,047
2014	90,126
Total	$298,674

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the year ended June 30, 2011, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $5,417,179 for Class C and $154,849 for

THE OLSTEIN FUNDS

Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the year ended June 30, 2011, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $26,711 for Class A and $87,259 for Class C shares.

During the year ended June 30, 2011, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2011, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,753,597	$21,071,537	1,094,023	$11,673,304
Shares redeemed	(7,173,067)	(86,426,663)	(8,959,430)	(95,112,114)
Capital contribution*	—	—	—	1,110
Net decrease	(5,419,470)	$(65,355,126)	(7,865,407)	$(83,437,700)

Shares Outstanding:
Beginning of period	47,612,873		55,478,280
End of period	42,193,403		47,612,873

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	958,337	$12,525,944	833,573	$9,997,798
Shares redeemed	(1,190,766)	(15,689,365)	(2,383,320)	(28,062,571)
Capital contribution*	—	—	—	131
Net decrease	(232,429)	$(3,163,421)	(1,549,747)	$(18,064,642)

Shares Outstanding:
Beginning of period	4,683,307		6,233,054
End of period	4,450,878		4,683,307
Total Net Decrease		$(68,518,547)		$(101,502,342)

THE OLSTEIN FUNDS

Strategic Opportunities Fund
	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	400,802	$4,390,329	216,097	$1,936,110
Shares redeemed	(76,533)	(817,106)	(119,758)	(1,102,226)
Capital contribution*	—	—	—	447
Net increase	324,269	$3,573,223	96,339	$834,331
Shares Outstanding:
Beginning of period	829,855		733,516
End of period	1,154,124		829,855

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	126,415	$1,372,873	265,225	$2,351,193
Shares redeemed	(136,842)	(1,458,800)	(277,879)	(2,375,473)
Capital contribution*	—	—	—	458
Net decrease	(10,427)	$(85,927)	(12,654)	$(23,822)
Shares Outstanding:
Beginning of period	841,268		853,922
End of period	830,841		841,268
Total Net Increase		$3,487,296		$810,509

*
A capital contribution of $1,241 and $905 was made to the All Cap Value Fund and Strategic Fund, respectively, by the fund administrator for compliance violations related to the Funds’ investments in money market funds discovered during the year ended June 30, 2010.

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the year ended June 30, 2011, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Olstein Funds:

We have audited the accompanying statement of assets and liabilities of The Olstein Funds (comprising, respectively, the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund), including the schedules of investments, as of June 30, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Olstein Funds at June 30, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 26, 2011

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six individuals, four of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
123 Lewisburg Road		1995			College
Sussex, NJ 07461
Age: 79

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1995	Wolf Enterprises		Advisory
Purchase, NY 10577			LLC, since 1986;		Services
Age: 66			General Counsel,		(investment
			LFG, Inc. (provider of		adviser);
			investment products),		Howling Wolf
			September 1995 to		Enterprises
			October 2002		LLC
			and President,		(publishing);
			Lockwood Financial		Howling
			Services (broker-dealer),		Wolf Capital
			January 1996 to		Partners LLC
			September 2002.		(private equity
company); and
Wealthcare
Capital
Management
(investment
adviser)

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
D. Michael Murray	Trustee	Since	President, Murray,	2	American
2829 South Osprey		1995	Montgomery &		Academy of
Sarasota, FL 34239			O’Donnell		Preventive
Age: 71			(consultants),		Medicine and
			since 1968.		The Eric Fund
(charitable
organization)

Lawrence K. Wein	Trustee	Since	Private	2	eRooms
4 Manhattanville Road		1995	Consultant for		Systems
Purchase, NY 10577			telecommunications		Technologies
Age: 69			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000 to June
2001; Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.

Interested Trustees:
Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School
4 Manhattanville Road	Assistant		Management, L.P.,
Purchase, NY 10577	Treasurer		since 2000; Vice
Age: 44			President of Sales
and Chief Operating
Officer, Olstein
Capital Management,
L.P., 1994-2000.

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 70			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
Officers:
Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 42			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 49			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004, Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp from
1996 through 2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP from
1990 through 1996.

*	Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the 1940 Act.
**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Olstein	Can you limit
	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are

Who is providing this notice?	The Olstein Funds

What we do

How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account

Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange and John Lohr are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$58,250	$56,750
Audit-Related Fees	N/A	N/A
Tax Fees	$11,700	$11,400
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(c) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2011	FYE 6/30/2010
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	$11,700	$11,400
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)                      /s/ Robert A. Olstein
Robert A. Olstein, President

Date     September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Robert A. Olstein
Robert A. Olstein, President

Date     September 8, 2011

By (Signature and Title)                      /s/ Michael Luper
Michael Luper, Treasurer

Date     September 8, 2011